Exhibit 99.1

FOR IMMEDIATE RELEASE

ARMSTRONG FLOORING ANNOUNCES CHIEF FINANCIAL OFFICER TRANSITION

LANCASTER, PA (July 2, 2020) - Armstrong Flooring (NYSE: AFI) (“the Company”) today announced the appointment of Gregory D. Waina, as interim chief financial officer, effective June 29, 2020. Mr. Waina will have oversight of global finance, treasury, investor relations and accounting functions. The announcement comes after Armstrong Flooring and Douglas B. Bingham mutually agreed to separate effective June 26, 2020. The Company will engage a nationally recognized firm to undertake a comprehensive search to identify a permanent chief financial officer.

Mr. Waina comes to Armstrong Flooring with extensive public company experience and has served as interim CFO and advisor to numerous C-suite leadership teams, boards of directors and private equity firms on matters relating to operating strategies and financial initiatives. Mr. Waina has a proven record of successfully executing plans producing world-class productivity gains, and he has advised on multiple business transformation efforts at major brands, including The Wendy’s Company, Hillenbrand, Inc., Red Roof Inn, Inc., DSW Shoe Warehouse, and Express, Inc.

“Greg brings significant professional experience and we’re pleased to have him join us and work with our finance team and leadership at this important time of executive transition and the ongoing evolution of our Company,” said Michel S. Vermette, President and Chief Executive Officer. “His broad financial and operational experience provides us with strong leadership and expertise as we continue to execute on our business transformation. I am confident he will provide great insight and perspective on our finance, strategy, and execution for growth as we work to identify and appoint a permanent CFO.”

Mr. Vermette continued, “We thank Doug for his contributions over his many years with Armstrong Flooring and wish him the best in his future endeavors.”

These changes are not the result of any matters relating to the Company’s accounting practices or financial statements.

About Armstrong Flooring

Armstrong Flooring, Inc. (NYSE: AFI) is a global leader in the design and manufacture of innovative flooring solutions that inspire beauty wherever your life happens. Headquartered in Lancaster, Pennsylvania, Armstrong Flooring is a leading manufacturer of resilient products across North America. The company safely and responsibly operates eight manufacturing facilities globally, working to provide the highest levels of service, quality and innovation to ensure it remains as strong and vital as its 150-year heritage. Learn more armstrongflooring.com.

Forward-Looking Statements

Disclosures in this release and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those projected, anticipated or implied is included in our reports filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.

Contact Information

Investors:

Gregory D. Waina

Interim Chief Financial Officer

ir@armstrongflooring.com

Media:

Alison van Harskamp

Director, Corporate Communications

aficorporatecommunications@armstrongflooring.com

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